UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): January 7, 2005

                           ARGENTEX MINING CORPORATION
               (Exact name of registrant as specified in charter)

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                Nevada                                 000-49995                             71-0867623
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    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    Incorporation or Organization)
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          1066 West Hastings Street, Suite 2000, Vancouver, BC V6E 3X2
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 601-8336

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  1.01 Entry into a Material Definitive Agreement

To obtain funding for its ongoing operations, Argentex Mining Corporation (the "Company") issued a 10% convertible promissory note dated December 22, 2004 (the "Note") in the amount of $500,000 to Chaudion Holdings Ltd. (the "Investor"). The Note became an effective instrument on January 7, 2005 when the Company received the funds pursuant to the Note.

The Note bears interest at 10%, is payable on demand and is convertible into our common stock, at the Investor's option, at $0.90 per share (the "Conversion Price"). In the event that the Company is to issue securities for a per share price or exercise price less than the Conversion Price, and the Note remains outstanding, then the Conversion Price shall be adjusted to equal the lower price. Further, if the Company ceases to devote the majority of its resources to the exploration and development of its Argentinean mineral properties or fails to make the required payments with respect to its Pinguino property, then the conversion price shall become the lower of the Conversion Price or 75% of the average trailing five day bid price. The Company may prepay the Note at anytime. The full principal amount of the Note is due upon default under the terms of Notes.

Item  2.03 Creation of a Direct Financial Obligation or an Obligation Under an
           Off-Balance Sheet Arrangement of a Registrant

The sale of the Note described in Item 1.01 was completed on January 7, 2005. At the closing, the Company became obligated on $500,000 in face amount of the Note issued to the Investor. The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item  3.02 Unregistered Sales of Equity Securities

The Note described in Item 1.01 was offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item  9.01 Financial Statements and Exhibits

Exhibit No.     Description
----------      ------------
4.1             10% Convertible Promissory Note dated December 22, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ARGENTEX MINING CORPORATION



Date: January 13, 2005                              By: /s/ Ken Hicks
                                                       -----------------------
                                                    Name: Ken Hicks
                                                    Title: Vice President